UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 24, 2018

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                        [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below under Item 5.07 of this report, Nelnet, Inc., a Nebraska corporation (the "Company"), held its 2018 annual meeting of shareholders on May 24, 2018, at which meeting the Company’s shareholders approved amendments to the Company's articles of incorporation and adopted amended and restated articles of incorporation that included such amendments. As a result, on May 24, 2018, the Company filed Third Amended and Restated Articles of Incorporation with the Nebraska Secretary of State, pursuant to which such amendments became effective.

As described in more detail in the Company’s definitive proxy statement for the annual meeting filed with the Securities and Exchange Commission on April 13, 2018, which proxy statement included as an appendix thereto a marked version of the proposed Third Amended and Restated Articles of Incorporation to show the proposed amendments in strikethrough and underlined text, as applicable, the amendments included in the Third Amended and Restated Articles of Incorporation were reflected in the following four sub-proposals, each of which was approved by the shareholders:

(a)	Update the limitation on liability provisions for directors to conform to the provisions of the new Nebraska Model Business Corporation Act;

(b)	Update the indemnification provisions for directors, officers and others to conform to the provisions of the new Nebraska Model Business Corporation Act;

(c)	Increase the percentage of votes required to be held by shareholders in order to demand a special meeting of shareholders under the new Nebraska Model Business Corporation Act; and

(d)
Make certain non-substantive updates and revisions to reflect the new Nebraska Model Business Corporation Act, eliminate provisions that are no longer necessary or outdated, and to provide additional clarity and/or address minor matters.

In addition, on May 24, 2018, the Company’s Board of Directors approved, effective immediately, amendments to and a restatement of the Company’s bylaws. The amendments to the bylaws, as included in the Ninth Amended and Restated Bylaws, were to (i) revise Article I, Section 2 in its entirety so that the Company’s bylaw provisions with respect to special meetings of shareholders are consistent with the shareholder-approved amendment to the Company’s articles of incorporation reflected in sub-proposal (c) above, as well as to address customary procedural matters with respect to special meetings of shareholders; and (ii) make other technical non-substantive wording changes.

The above descriptions of the amendments included in the Third Amended and Restated Articles of Incorporation and the Ninth Amended and Restated Bylaws are qualified in their entirety by reference to the complete text of the amended provisions contained in the Third Amended and Restated Articles of Incorporation and the Ninth Amended and Restated Bylaws, respectively, copies of which are filed with this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual shareholders' meeting on May 24, 2018. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:

Proposal 1: Election of Directors. Our shareholders elected the following two Class I directors to hold office until the 2021 annual meeting of shareholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Michael S. Dunlap	139,182,223	305,774	560	1,823,357
Michael D. Reardon	137,646,535	1,836,200	5,822	1,823,357

Proposal 2: Ratification of the appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
141,126,827	179,004	6,083	—

Proposal 3: Advisory vote on executive compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
139,401,423	44,319	42,815	1,823,357

Proposal 4: Approval of an amendment to the Company's Directors Stock Compensation Plan. Our shareholders approved an amendment to the Company's Directors Stock Compensation Plan to increase the number of shares of the Company's Class A common stock that may be issued under the Directors Stock Compensation Plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director award limit of no more than $300,000 in aggregate grant date fair value.

For	Against	Abstain	Broker Non-Votes
139,032,101	448,742	7,714	1,823,357

Proposal 5: Adoption of Amended and Restated Articles of Incorporation. Our shareholders adopted amended and restated articles of incorporation, through approval by our shareholders of the new amendments included in the amended and restated articles of incorporation reflected in the following four sub-proposals:

Sub-proposal 5A: Update the Limitation on Liability Provisions for Directors to Conform to the Provisions of the New Nebraska Model Business Corporation Act.

For	Against	Abstain	Broker Non-Votes
137,862,752	1,618,972	6,833	1,823,357

Sub-proposal 5B: Update the Indemnification Provisions for Directors, Officers, and Others to Conform to the Provisions of the New Nebraska Model Business Corporation Act.

For	Against	Abstain	Broker Non-Votes
137,863,182	1,618,474	6,901	1,823,357

Sub-proposal 5C: Increase the Percentage of Votes Required to be Held by Shareholders in order to Demand a Special Meeting of Shareholders under the New Nebraska Model Business Corporation Act.

For	Against	Abstain	Broker Non-Votes
130,384,413	9,098,055	6,089	1,823,357

Sub-proposal 5D: Make Certain Non-Substantive Updates and Revisions to Reflect the New Nebraska Model Business Corporation Act, Eliminate Provisions that are No Longer Necessary or Outdated, and to Provide Additional Clarity and/or Address Minor Matters.

For	Against	Abstain	Broker Non-Votes
137,923,178	1,560,665	4,714	1,823,357

Each of the Sub-proposals comprising Proposal 5 was cross-conditioned such that approval by our shareholders of all of the Sub-proposals comprising Proposal 5 was required for any of the Sub-proposals to take effect. All of the Sub-proposals were duly approved by our shareholders in the manner required by the Nebraska Model Business Corporation Act and by the Company’s articles of incorporation, and thus amended and restated articles of incorporation with such amendments were thereby adopted.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Third Amended and Restated Articles of Incorporation of Nelnet, Inc.
3.2	Ninth Amended and Restated Bylaws of Nelnet, Inc., as amended as of May 24, 2018
10.1	Nelnet, Inc. Directors Stock Compensation Plan, as amended through March 21, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 24, 2018
NELNET, INC.
By: /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer